UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  July 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-2 Home Equity Mortgage Pass-Through Certificates, Series 2005-2)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-08               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee and Wilshire Credit Corporation and Indymac Bank, F.S.B, as servicers.

    July 25, 2005 Restatement distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               July 25, 2005 Restatement to Certificateholders is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-2
            Home Equity Mortgage Pass-Through Certificates, Series 2005-2

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: September 2, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Restatement on
                         July 25, 2005




Exhibit 99.1


      Credit Suisse First Boston Home Equity Mortgage Trust Series 2005-2
         Home Equity Mortgage Pass-Through Certificates, Series 2005-2
                                 July 25, 2005
                                  RESTATEMENT

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        90,200,000.00    79,418,912.83    6,961,806.02      215,848.78    7,177,654.80       0.00     0.00       72,457,106.81
A2       197,000,000.00   165,612,932.47   13,717,146.66      442,382.69   14,159,529.35       0.00     0.00      151,895,785.81
A3        65,600,000.00    65,600,000.00            0.00      180,331.92      180,331.92       0.00     0.00       65,600,000.00
M1        27,120,000.00    27,120,000.00            0.00       78,770.52       78,770.52       0.00     0.00       27,120,000.00
M2        13,680,000.00    13,680,000.00            0.00       40,053.00       40,053.00       0.00     0.00       13,680,000.00
M3        11,520,000.00    11,520,000.00            0.00       33,997.64       33,997.64       0.00     0.00       11,520,000.00
M4        11,760,000.00    11,760,000.00            0.00       36,077.93       36,077.93       0.00     0.00       11,760,000.00
M5        11,520,000.00    11,520,000.00            0.00       35,789.64       35,789.64       0.00     0.00       11,520,000.00
M6        10,800,000.00    10,800,000.00            0.00       34,224.79       34,224.79       0.00     0.00       10,800,000.00
M7        10,800,000.00    10,800,000.00            0.00       37,752.79       37,752.79       0.00     0.00       10,800,000.00
M8        10,800,000.00    10,800,000.00            0.00       38,592.79       38,592.79       0.00     0.00       10,800,000.00
M9         7,680,000.00     7,680,000.00            0.00       31,147.23       31,147.23       0.00     0.00        7,680,000.00
B1         7,920,000.00     7,920,000.00            0.00       46,200.00       46,200.00       0.00     0.00        7,920,000.00
B2         3,600,000.00     3,600,000.00            0.00       21,000.00       21,000.00       0.00     0.00        3,600,000.00
AR               100.00             0.00            0.00            0.00            0.00       0.00     0.00                0.00
ARL              100.00             0.00            0.00            0.00            0.00       0.00     0.00                0.00
P                100.00           100.00            0.00      140,261.30      140,261.30       0.00     0.00              100.00
TOTALS   480,000,300.00   437,831,945.30   20,678,952.68    1,412,431.02   22,091,383.70       0.00     0.00      417,152,992.62

X1       480,000,000.00   437,831,845.30            0.00            0.00            0.00       0.00     0.00      419,403,020.69
X2                 0.00             0.00            0.00            0.00            0.00       0.00     0.00                0.00
XS       333,132,042.59   303,416,355.49            0.00       54,501.99       54,501.99       0.00     0.00      314,082,857.36
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      225458HV3      880.47575200    77.18188492    2.39300200     79.57488692          803.29386707       A1        3.494380 %
A2      225458JP4      840.67478411    69.63018609    2.24559741     71.87578350          771.04459802       A2        3.434380 %
A3      225458JQ2    1,000.00000000     0.00000000    2.74896220      2.74896220        1,000.00000000       A3        3.534380 %
M1      225458HY7    1,000.00000000     0.00000000    2.90451770      2.90451770        1,000.00000000       M1        3.734380 %
M2      225458HZ4    1,000.00000000     0.00000000    2.92785088      2.92785088        1,000.00000000       M2        3.764380 %
M3      225458JA7    1,000.00000000     0.00000000    2.95118403      2.95118403        1,000.00000000       M3        3.794380 %
M4      225458JB5    1,000.00000000     0.00000000    3.06785119      3.06785119        1,000.00000000       M4        3.944380 %
M5      225458JC3    1,000.00000000     0.00000000    3.10673958      3.10673958        1,000.00000000       M5        3.994380 %
M6      225458JD1    1,000.00000000     0.00000000    3.16896204      3.16896204        1,000.00000000       M6        4.074380 %
M7      225458JE9    1,000.00000000     0.00000000    3.49562870      3.49562870        1,000.00000000       M7        4.494380 %
M8      225458JF6    1,000.00000000     0.00000000    3.57340648      3.57340648        1,000.00000000       M8        4.594380 %
M9      225458JG4    1,000.00000000     0.00000000    4.05562891      4.05562891        1,000.00000000       M9        5.214380 %
B1      225458JM1    1,000.00000000     0.00000000    5.83333333      5.83333333        1,000.00000000       B1        7.000000 %
B2      225458JN9    1,000.00000000     0.00000000    5.83333333      5.83333333        1,000.00000000       B2        7.000000 %
AR      225458HW1        0.00000000     0.00000000    0.00000000      0.00000000            0.00000000       AR        9.803206 %
ARL     225458HX9        0.00000000     0.00000000    0.00000000      0.00000000            0.00000000       ARL       9.803206 %
P       225458JH2    1,000.00000000     0.00000000         #####           #####        1,000.00000000       P         9.803206 %
X1      225458JJ8      912.14967771     0.00000000    0.00000000      0.00000000          873.75629310       X1        0.000000 %
XS      225458JL3      910.79907274     0.00000000    0.16360477      0.16360477          942.81791364       XS        0.000000 %
---------------------------------------------------------------------------------------------------------- ----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)        Principal Remittance Amount                                                                18,428,824.61

                       Scheduled Principal Payments                                                                  306,731.78

                       Principal Prepayments                                                                      17,687,354.75

                       Curtailments                                                                                  308,989.92

                       Cutailment Interest Adjustments                                                                   493.56

                       Repurchase Principal                                                                          122,099.71

                       Substitution Amounts                                                                                0.00

                       Net Liquidation Proceeds                                                                            0.00

                       Other Principal Adjustments                                                                     3,154.89

                       Gross Interest                                                                              3,713,548.54

                       Recoveries from Prior Loss Determinations                                                           0.00

                       Reimbursements of Non-Recoverable Advances Previously Made                                          0.00

                       Recovery of Reimbursements Previously Deemed Non-Recoverable                                        0.00

Prepayment Penalties   Number of Loans with Respect to which Prepayment Penalties were Collected                             69

                       Balance of Loans with Respect to which Prepayment Penalties were Collected                  3,638,881.13

                       Amount of Prepayment Penalties Collected                                                      140,260.48

Sec. 4.06(a)(iv)       Beginning Number of Loans Outstanding                                                              8,168

                       Beginning Aggregate Loan Balance                                                          437,831,945.30

                       Ending Number of Loans Outstanding                                                                 8,656

                       Ending Aggregate Loan Balance                                                             419,403,120.69

Sec. 4.06(a)(v)        Servicing Fees (Including Credit Risk Manager Fee)                                            134,923.62

                       Trustee Fees                                                                                    1,824.30

Sec. 4.06(a)(vii)      Current Advances                                                                                     N/A

                       Aggregate Advances                                                                                   N/A
Section 4.06(a)(viii)  Delinquent Mortgage Loans
                                              Group 1
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                        77             3,248,606.67                  0.77 %
                                             2 Month                        25             1,285,045.68                  0.31 %
                                             3 Month                        29             1,632,412.14                  0.39 %
                                              Total                        131             6,166,064.49                  1.47 %
                                              Group Totals
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                        77             3,248,606.67                  0.77 %
                                             2 Month                        25             1,285,045.68                  0.31 %
                                             3 Month                        29             1,632,412.14                  0.39 %
                                              Total                        131             6,166,064.49                  1.47 %
                       * Delinquent Bankruptcies are included in the table above.

                       Bankruptcies
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                       70            2,114,346.23                  0.50 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                       70            2,114,346.23                  0.50 %
                                             * Only Current Bankruptcies are reflected in the table above.

                       Foreclosures
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %

Section 4.06(a)(xi)    REO Properties
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %

Section 4.06(a)(xii)   Current Realized Losses                                                                             0.00

                       Cumulative Realized Losses - Reduced by Recoveries                                              14,668.74

Trigger Event          Trigger Event Occurrence (Effective March 2008)                                                        NO
                       (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                       Rolling 3 Month Delinquency Rate                                                                0.44577 %
                       Sr. Enhancement Percentage x 16%                                                                4.93845 %
                                             OR
                       (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                       Cumulative Loss % of Original Aggregate Collateral Balance                                      0.00306 %
                       Cumulative Loss Limit                                                                              0.00 %

O/C Reporting          Targeted Overcollateralization Amount                                                       24,480,015.32
                       Ending Overcollateralization Amount                                                          2,250,128.07
                       Ending Overcollateralization Deficiency                                                     22,229,887.25
                       Overcollateralization Release Amount                                                                 0.00
                       Monthly Excess Interest                                                                      2,250,128.07
                       Payment to Class X-1                                                                                 0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
